UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 26, 2010
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The Company Receives a Paragraph IV Patent Certification from Aurobindo Pharma Limited
     On October 26, 2010, Medicis Pharmaceutical Corporation (the “Company”) received a Paragraph IV Patent Certification from Aurobindo Pharma Limited (“Aurobindo”) advising that Aurobindo has filed an Abbreviated New Drug Application (“ANDA”) with the U.S. Food and Drug Administration (“FDA”) for generic versions of SOLODYN® (minocycline HCl, USP) Extended Release Tablets in 45mg, 65mg, 90mg, 115mg and 135mg strengths. Aurobindo has not advised the Company as to the timing or status of the FDA’s review of its filing, or whether it has complied with FDA requirements for proving bioequivalence. Aurobindo’s Paragraph IV Certification alleges that the Company’s U.S. Patent No. 5,908,838 (the “’838 Patent”) is invalid. The expiration date for the ’838 Patent is in 2018. Aurobindo’s Paragraph IV Certification also alleges that the Company’s U.S. Patent Nos. 7,541,347 (the “’347 Patent”), 7,544,373 (the “’373 Patent”) and 7,790,705 (the “’705 Patent”) are not infringed by Aurobindo’s manufacture, importation, use, sale and/or offer for sale of the products for which the ANDA was submitted. The expiration dates for the ’347 and ’373 Patents are in 2027, and the expiration date for the ’705 Patent is in 2025 or later. The Company is evaluating the details of Aurobindo’s certification letter and considering its options.
The Company Receives a Paragraph IV Patent Certification from Ranbaxy Laboratories Limited
     On October 27, 2010, the Company received a Paragraph IV Patent Certification from Ranbaxy Laboratories Limited (“Ranbaxy”) advising that Ranbaxy has filed a supplement or amendment to its earlier filed ANDA assigned ANDA number 91-118 (“ANDA Supplement/Amendment”) with the FDA for a generic version of SOLODYN in 80mg strength. Ranbaxy has not advised the Company as to the timing or status of the FDA’s review of its filing, or whether Ranbaxy has complied with FDA requirements for proving bioequivalence. Ranbaxy’s Paragraph IV Certification alleges that the’838 Patent and the ’705 Patent will not be infringed by Ranbaxy’s manufacture, importation, use, sale and/or offer for sale of the products for which the ANDA Supplement/Amendment was submitted because Ranbaxy has a licensing agreement with the Company. The expiration date for the ’838 Patent is in 2018 and the expiration date for the ’705 Patent is in 2025 or later.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicis Pharmaceutical Corporation
Date: November 1, 2010	By:	/s/ Jason D. Hanson
Jason D. Hanson
Executive Vice President, Chief Operating Officer, Acting General Counsel and Corporate Secretary